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                                                                  Exhibit 10.13

                            PLEDGE AND SECURITY AGREEMENT


          PLEDGE AND SECURITY AGREEMENT dated as of April 30, 1998, made by MTR GAMING GROUP, INC. (f/k/a WINNERS ENTERTAINMENT, INC.), a Delaware corporation (the "Pledgor"), in favor of Madeleine LLC (the "Lender").

                                W I T N E S S E T H:

          WHEREAS, the Pledgor, Mountaineer Park, Inc. ("Mountaineer"), Speakeasy Gaming of Reno, Inc. ("Speakeasy Reno"), Speakeasy Gaming of Las Vegas, Inc. ("Speakeasy Vegas", together with Speakeasy Reno and Mountaineer, collectively, the "Borrowers") and the Lender are entering into a Third Amended and Restated Loan Agreement, dated as of July 2, 1996, as amended and restated as of December 10, 1996, as further amended and restated as of July 2, 1997, and as further amended and restated as of the date hereof, (such agreement, as further amended or otherwise modified from time to time, being hereinafter referred to as the "Loan Agreement");

          WHEREAS, pursuant to the Loan Agreement, the Lender has agreed to make (and has from time to time made) (i) certain term loans (collectively the "Term Loans") to the Borrowers in an aggregate principal amount not to exceed the Term Commitment (as defined in the Loan Agreement), and (ii) a line of credit available for loans to the Borrowers (the "Line Loans" and, collectively with the Term Loan, the "Loans") in an aggregate principal amount not to exceed the Line Commitment (as defined in the Loan Agreement);

          WHEREAS, the Pledgor, Mountaineer, Speakeasy Reno, Speakeasy Vegas and the Lender are entering into the third amendment and restatement of the Loan Agreement for the purposes of making increases to the Term Commitment and the Line Commitment and for the purpose of adding the Speakeasy Reno and Speakeasy Vegas as Borrowers under the Loan Agreement to be bound by the terms of such agreement as Borrowers;

          WHEREAS, the Pledgor owns the number of issued and outstanding shares of capital stock of the Speakeasy Reno and Speakeasy Vegas as set forth on
Schedule I hereto, and will receive direct and substantial economic benefit from the transactions contemplated by the Loan Agreement; and

          WHEREAS, it is a condition precedent to the making of the Loans by the Lenders pursuant to the Loan Agreement that the Pledgor shall have executed and delivered to the Lender a pledge and security agreement providing for the pledge to the Lender, and the grant to the Lender, of a security interest in, all of the issued and outstanding capital stock of Speakeasy Reno and Speakeasy Vegas owned by the Pledgor;

          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans pursuant to the Loan Agreement, the Pledgor hereby agrees with the Lender as follows:

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          SECTION 1.  DEFINITIONS.  Reference is hereby made to the Loan
Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Loan Agreement or in Article 8 or 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

          SECTION 2. PLEDGE AND GRANT OF SECURITY INTEREST. As collateral security for all of the Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges and assigns to the Lender, and grants to the Lender a continuing security interest in, the following (the "Pledged Collateral"):

          (a) the shares of stock described in Schedule I hereto (the "Pledged Shares") issued by Speakeasy Reno and Speakeasy Vegas, the certificates representing the Pledged Shares (the "Certificates"), all options and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (b) all additional shares of stock, from time to time acquired by the Pledgor, of Speakeasy Reno and Speakeasy Vegas, the certificates representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares;

          (c) all securities entitlements of the Pledgor with respect to any and all of the foregoing; and

          (d)  all proceeds of any and all of the foregoing;

          in each case, howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

          SECTION 3. SECURITY FOR OBLIGATIONS. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the Obligations (as that term is defined in Section 1.01 of the Loan Agreement) whether now existing or hereafter incurred.

          SECTION 4.  DELIVERY OF THE PLEDGED COLLATERAL.

          (a) All Certificates currently representing the Pledged Shares shall be delivered to the Lender on or prior to the execution and delivery of this Agreement. All other Certificates constituting Pledged Collateral from time to time shall be delivered to the Lender promptly upon the receipt thereof by or on behalf of the Pledgor. All such Certificates shall be held by or on behalf of the Lender pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender.

          (b) If the Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate

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representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by the Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, the Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Lender, shall segregate it from the Pledgor's other property and shall deliver it forthwith to the Lender in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Lender as Pledged Collateral and as further collateral security for the Obligations.

          SECTION 5. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

          (a) The Pledgor (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation as set forth on the first page hereof, and (ii) has all requisite power and authority to execute, deliver and perform this Agreement.

          (b) The execution, delivery and performance by the Pledgor of this Agreement (i) have been duly authorized by all necessary corporate action,
(ii) do not and will not contravene its charter or by-laws, law or any contractual restriction binding on or affecting the Pledgor or any of its properties; except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally and the gaming laws of the States of Nevada or West Virginia or any rules or regulations of any regulatory agency thereof having jurisdiction over Speakeasy Reno or Speakeasy Vegas or Pledgor with respect to the sale or change in control of Speakeasy Reno or Speakeasy Vegas; and (iii) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties, except as contemplated by this Agreement.

          (c) This Agreement is a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

          (d) To the best of its knowledge, after due inquiry, the Pledged Shares have been duly authorized and validly issued, are fully paid and nonassessable, and constitute 100% of the issued shares of capital stock of the Speakeasy Reno and Speakeasy Vegas. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable.

          (e) The Pledgor is and will be at all times the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

          (f) Assuming that the Lender's sale of the Pledged Collateral and the purchaser or purchasers of the Pledged Collateral from Lender have complied with the laws of the States of Nevada or West Virginia or any rules or regulations of any regulatory agency thereof having

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jurisdiction over Speakeasy Reno or Speakeasy Vegas or Pledgor with respect to the sale or change in control of Speakeasy Reno or Speakeasy Vegas, the exercise by the Lender of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or affecting the Pledgor or any of its properties and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

          (g) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required for (i) the due execution, delivery and performance by the Pledgor of this Agreement, (ii) the grant by the Pledgor, or the perfection, of the security interest purported to be created hereby in the Pledged Collateral or
(iii) the exercise by the Lender of any of its rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally and the laws of the States of Nevada or West Virginia or any rules or regulations of any regulatory agency thereof having jurisdiction over Speakeasy Reno or Speakeasy Vegas or Pledgor with respect to the sale or change in control of Speakeasy Reno or Speakeasy Vegas.

          (h) This Agreement creates a valid security interest in favor of the Lender in the Pledged Collateral, as security for the Obligations. The Lender's having possession of the promissory notes evidencing the Loans, the Certificates representing the Pledged Shares and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such security interest. Such security interest is, or in the case of Pledged Collateral in which the Pledgor obtains rights after the date hereof, will be, a perfected, first priority security interest. All action necessary or desirable to perfect and protect such security interest has been duly taken, except for the Lender's having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.

          SECTION 6. COVENANTS AS TO THE PLEDGED COLLATERAL. So long as any of the Obligations shall remain outstanding, the Pledgor will, unless the Lender shall otherwise consent in writing:

          (a) keep adequate records concerning the Pledged Collateral and permit the Lender or any agents or representatives thereof at any reasonable time and from time to time to examine and make copies of and abstracts from such records;

          (b) at its expense, promptly deliver to the Lender a copy of each notice or other communication received by it in respect of the Pledged Collateral;

          (c) at its expense, defend the Lender's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

          (d) at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Lender may request in order to (i) perfect and protect the security interest purported to be created hereby, (ii) enable the Lender to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral, or (iii) otherwise effect the purposes of this

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Agreement, including, without limitation, delivering to the Lender irrevocable proxies in respect of the Pledged Collateral;

          (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein except as permitted by Section 7(a)(i) hereof;

          (f) not create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral except for the security interest created hereby;

          (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant hereto;

          (h) not consent to the issuance of (i) any additional shares of any class of capital stock of the Speakeasy Reno or Speakeasy Vegas, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock; and

          (i) not take or fail to take any action which would in any manner impair the value or enforceability of the Lender's security interest in any Pledged Collateral.

          SECTION 7. VOTING RIGHTS, DIVIDENDS, ETC. IN RESPECT OF THE PLEDGED COLLATERAL.

          (a) So long as no Event of Default or event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing:

               (i) the Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; PROVIDED, HOWEVER, that (A) the Pledgor will not exercise or refrain from exercising any such right, as the case may be, if the Lender gives it notice that, in the Lender's judgment, such action would have a material adverse effect on the value of any Pledged Collateral and (B) the Pledgor will give the Lender at least five days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right;

               (ii) the Pledgor may receive and retain any and all dividends and interest paid in respect of the Pledged Collateral; PROVIDED, HOWEVER, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged

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     Collateral, shall be, and shall forthwith be delivered to the Lender to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Lender, shall be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Lender in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Lender as Pledged Collateral and as further collateral security for the Obligations; and

               (iii) the Lender will execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 7(a) and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) of this Section 7(a).

          (b) Upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default:

               (i) all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of subsection (a) of this Section 7, and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph
     (ii) of subsection (a) of this Section 7, shall, in the discretion of the Lender upon notice to the Pledgor, cease, and all such rights shall thereupon become vested in the Lender which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

               (ii) without limiting the generality of the foregoing, the Lender may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of Speakeasy Reno or Speakeasy Vegas, or upon the exercise by Speakeasy Reno or Speakeasy Vegas of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

               (iii) all dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this
     Section 7(b) shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Lender as Pledged Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Lender as Pledged Collateral and as further collateral security for the Obligations.

          SECTION 8.  ADDITIONAL PROVISIONS CONCERNING THE PLEDGED COLLATERAL.

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          (a) The Pledgor hereby authorizes the Lender to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

          (b) The Pledgor hereby irrevocably appoints the Lender the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 7(a) hereof), including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of any Pledged Collateral and to give full discharge for the same.

          (c) If the Pledgor fails to perform any agreement or obligation contained herein, the Lender may itself perform, or cause performance of, such agreement or obligation, and the expenses of the Lender incurred in connection therewith shall be payable by the Pledgor pursuant to Section 10 hereof.

          (d) Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Lender shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgor. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Lender accords its own property, it being understood that the Lender shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

          SECTION 9. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

          (a) The Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as may be commercially reasonable. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies, or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale

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having been given.  The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) In the event that the Lender determines to exercise its right to sell all or any part of the Pledged Collateral pursuant to subsection (a) of this Section 9, the Pledgor will, at the Pledgor's expense and upon request by the Lender: (i) execute and deliver, and cause Speakeasy Reno or Speakeasy Vegas and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Lender, advisable to register such Pledged Collateral under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto, (ii) cause each issuer of such Pledged Collateral to qualify such Pledged Collateral under the state securities or "Blue Sky" laws of each jurisdiction, and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Lender, (iii) cause Speakeasy Reno or Speakeasy Vegas to make available to its securityholders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act, and (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of such Pledged Collateral valid and binding and in compliance with applicable law.

          (c) Notwithstanding the provisions of subsection (b) of this
Section 9, the Pledgor recognizes that the Lender may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Lender may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. In conducting any such private sale, the Lender may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Lender, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. If the Lender solicits such offers from not fewer than three such investors, then acceptance by the Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral. The Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above (upon at least 10 days' notice to Pledgor) to not

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less than fifteen BONA FIDE offerees shall be deemed to involve a "public sale" for the purposes of Section 9-504(3) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Lender may, in such event, bid for the purchase of such securities.

          (d) Any cash held by the Lender as Pledged Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to Section 10 hereof) in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all of the Obligations shall be paid over to the Pledgor or to such Person as may be lawfully entitled to receive such surplus.

          (e) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Lender is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in each Note for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by the Lender to collect such deficiency.

          SECTION 10.  INDEMNITY AND EXPENSES.

          (a) The Pledgor agrees to indemnify the Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Lender's gross negligence or willful misconduct.

          (b) The Pledgor will upon demand pay to the Lender the amount of any and all reasonable costs and expenses, including the fees and disbursements of the Lender's counsel and of any experts and agents, which the Lender may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral,
(ii) the exercise or enforcement of any of the rights of the Lender hereunder or
(iii) the failure by the Pledgor to perform or observe any of the provisions hereof.

          SECTION 11. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, return receipt requested), telecopied or delivered, if to the Pledgor, to it at its address specified in the Loan Agreement; and if to the Lender, to it at its address specified in the Loan Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (i) if mailed, three (3) days after deposit in the mails, (ii) if telecopied, when delivered and receipt confirmed to sender or (iii) if delivered by overnight courier or other means of personal delivery, upon delivery.

          SECTION 12.  MISCELLANEOUS.

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          (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Lender, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lender to exercise any of its rights under any other Loan Document against such party or against any other Person.

          (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the indefeasible payment in full or release of the Obligations and (ii) be binding on the Pledgor and its successors and assigns and shall inure, together with all rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Lender may assign or otherwise transfer all or any portion of any Note, and its rights under any other Loan Document, as set forth in Section 10.07 of the Loan Agreement, and such other assignee shall thereupon become vested with all of the benefits in respect thereof granted to or obligations of the Lender herein or otherwise. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Lender.

          (e) Upon the satisfaction in full of the Obligations (as defined in the Loan Agreement), (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor, and (ii) the Lender will, upon the Pledgor's request and at the Pledgor's expense, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

          IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                       MTR GAMING GROUP, INC.

                                       By:   /s/ EDSON R. ARNEAULT
                                          ------------------------------------
                                       Name: Edson R. Arneault

                                       Title: President, Chief Executive Officer